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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     July 18, 2005
                                                     -------------



                                ICU MEDICAL, INC.

             (Exact name of registrant as specified in its charter)

          DELAWARE                        0-19974                33-0022692
          --------                        -------                ----------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

951 Calle Amanecer, San Clemente, California                         92673
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  (Address of principal executive offices)                        (Zip Code)

                                 (949) 366-2183
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 8.01         Other Events
                  ------------

                  See attached press release.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

         (c)      Exhibits

         99.1 Press release, dated July 18, 2005 announcing ICU Medical, Inc.'s second quarter 2005 earnings conference call.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 18, 2005

                                    ICU MEDICAL, INC.



                                    /s/ Francis J. O'Brien
                                    ----------------------
                                    Francis J. O'Brien
                                    Secretary, Treasurer and
                                    Chief Financial Officer